UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2011

Motors Liquidation Company GUC Trust

(Exact Name of Registrant as Specified in Charter)

Delaware	1-43	45-6194071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Wilmington Trust Company, as trust administrator and trustee Attn: David A. Vanaskey Jr., Vice President Rodney Square North 1100 North Market Street Wilmington, Delaware	19890-1615
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (302)  636-6019

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On July 8, 2011, Wilmington Trust Company, solely in its capacity as trust administrator and trustee (in such capacity, the “GUC Trust Administrator”) of the Motors Liquidation Company GUC Trust (the “GUC Trust”), FTI Consulting, Inc., as GUC Trust Monitor, Motors Liquidation Company, f/k/a General Motors Corporation (“MLC”), Chevrolet-Saturn of Harlem, Inc., n/k/a MLC of Harlem, Inc., Saturn, LLC, n/k/a MLCS, LLC, Saturn Distribution Corporation, n/k/a MLCS Distribution Corporation, Remediation and Liability Management Company, Inc., and Environmental Corporate Remediation Company, Inc. (collectively with MLC, the “Debtors”), executed the First Amendment (the “Amendment”) to the Motors Liquidation Company GUC Trust Agreement (the “GUC Trust Agreement”). The Amendment is attached hereto as Exhibit 3.1.

Background

    As previously discussed in the GUC Trust’s Current Report on Form 8-K filed on April 28, 2011, on August 31, 2010, the Debtors filed a Joint Chapter 11 Plan and related Disclosure Statement with the bankruptcy court for the Southern District of New York (the “Bankruptcy Court”). On December 8, 2010, the Debtors filed an Amended Joint Chapter 11 Plan and related Disclosure Statement (as amended, the “Disclosure Statement”). On December 8, 2010, the Bankruptcy Court approved the Disclosure Statement and approved the procedures for solicitation of votes on the Debtors’ Amended Joint Chapter 11 Plan. On March 18, 2011, the Debtors filed the Second Amended Joint Chapter 11 Plan (the “Plan”) with the Bankruptcy Court. The GUC Trust Agreement was annexed to the Plan as Exhibit D thereto. On March 29, 2011, the Bankruptcy Court entered an order confirming the Plan (the “Confirmation Order”) and on March 31, 2011, the Plan became effective in accordance with its terms.

Court Approval and Amendment

    Section 13.13(b) of the GUC Trust Agreement provides that the agreement may be amended on petition to, and with the approval of, the Bankruptcy Court; provided that (x) no amendment or supplement to the GUC Trust Agreement shall be inconsistent with the purpose and intent of the GUC Trust to dispose of its assets in an expeditious but orderly manner, in accordance with the terms of the Plan, the Confirmation Order and the GUC Trust Agreement, and (y) the GUC Trust Agreement shall not be amended in a manner that is inconsistent with the Plan in the form confirmed by the Bankruptcy Court, subject to post-confirmation modifications to the Plan.

    On June 21, 2011, the GUC Trust Administrator filed the Motion of Wilmington Trust Company, as GUC Trust Administrator, to amend the Motors Liquidation Company GUC Trust Agreement (the “Motion”) along with a related notice of presentment, seeking Bankruptcy Court authority to amend the GUC Trust Agreement. By the Motion (to which a form of the Amendment was annexed as Exhibit B), the GUC Trust Administrator sought authority to amend the GUC Trust Agreement to (i) provide for distributions of distributable GUC Trust assets by the GUC Trust on account of non-transferable units to be issued and evidenced by appropriate notation on the books and records of the GUC Trust Administrator; and (ii) shift the end of the GUC Trust’s fiscal year, as established in Section 6.7 of the GUC Trust Agreement, from

December 31 to March 31. No party objected to the Motion. On July 6, 2011, the Bankruptcy Court issued an order approving the Motion (the “Order”) and, pursuant to such Order, directed the GUC Trust Administrator, FTI Consulting, Inc. and the Debtors to each execute the Amendment. The Order is attached hereto as Exhibit 2.1.

Item 9.01	Financial Statements and Exhibits

Number	Description

2.1	Order Approving Amendment to Motors Liquidation Company GUC Trust Agreement signed on July 6, 2011.

3.1	First Amendment to GUC Trust Agreement, dated July 8, 2011.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 14, 2011

MOTORS LIQUIDATION COMPANY GUC TRUST

By: Wilmington Trust Company, not in its individual capacity, but solely in its capacity as trust administrator and trustee of the Motors Liquidation Company GUC Trust

By:	/s/ David A. Vanaskey
Name:	David A. Vanaskey
Title:	Vice President of Wilmington Trust Company

EXHIBIT INDEX

Number	Description

2.1	Order Approving Amendment to Motors Liquidation Company GUC Trust Agreement signed on July 6, 2011.

3.1	First Amendment to GUC Trust Agreement, dated July 8, 2011.

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